                                                                 Exhibit 99(b)


                        KEYCORP STUDENT LOAN TRUST 1999-B
                             NOTEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
  Agreement (capitalized terms used herein are defined in Appendix A thereto)

-------------------------------------------------------------------------------

Distribution Date:  August 25, 2004

(i)     Amount of principal being paid or distributed in respect of the Class A-1 Notes:
                          $0.00
                  --------------------
                (  $          -       , per-$1,000 original principal amount of the Notes)
                  --------------------

(ii)    Amount of principal being paid or distributed in respect of the Class A-2
        Notes:
                     $21,311,138.08
                  --------------------
                (  $ 0.0000341        , per $1,000 original principal amount of the Notes)
                  --------------------

(iii)   Amount of principal being paid or distributed in respect of the Class M
        Notes:
                          $0.00
                  --------------------
                ( $0.00               , per $1,000 original principal amount of the Notes)
                  --------------------

(iv)    Amount of interest being paid or distributed in respect of the Class A-1
        Notes:
                          $0.00
                  --------------------
                (  $          -       , per $1,000 original principal amount of the Notes)
                  --------------------

(v)     Amount of interest being paid or distributed in respect of the Class A-2 Notes:
                  $1,710,803.52
                  --------------------
                (  $ 0.0000027        , per $1,000 original principal amount of the Notes)
                  --------------------

(vi) (a) Amount of interest being paid or distributed in respect of the Class M
         Notes:
                      $137,233.33
                  --------------------
                (  $ 0.0000046        , per $1,000 original principal amount of the Notes)
                  --------------------
        (b)  Amount of interest being paid or distributed in respect of the Class M Strip:
                      $14,566.67
                  --------------------
                (  $ 0.0000005        , per $1,000 original principal amount of the Notes)
                  --------------------

(vii)   Amount of Noteholders' Interest Index Carryover being or distributed (if any) and amount remaining (if any):
        (1)  Distributed to Class A-1 Noteholders:
                        $0.00
                  --------------------
                (  $          -       , per $1,000 original principal amount of the Notes)
                  --------------------
        (2)  Distributed to Cla-s A-2 Noteholders:
                        $0.00
                  --------------------
                (  $          -       , per $1,000 original principal amount of the Notes)
                  --------------------
        (3)  (a)  Distributed to Class M Noteholders:
                        $0.00
                  --------------------
                (  $          -       , per $1,000 original principal amount of the Notes)
                  --------------------
             (b)  Distributed to Class M Strip:
                        $0.00
                  --------------------
                   $          -       , per $1,000 original principal amount of the Notes)
                  --------------------
        (4)  Balance on Class A-1 Notes:
                        $0.00
                  --------------------
                (  $          -       , per $1,000 original principal amount of the Notes)
                  --------------------

        (5)  Balance on Class A-2 Notes:
                        $0.00
                  --------------------
                (  $          -       , per $1,000 original principal amount of the Notes)
                  --------------------


                                Page 7 of 8 pages

        (6)  (a)  Balance on Class M Notes:
                        $0.00
                  --------------------
                (  $      -           , per $1,000 original principal amount of the Notes)
                  --------------------
             (b)  Balance on Class M Strip:
                        $0.00
                  --------------------
                (  $      -           , per $1,000 original principal amount of the Notes)
                  --------------------

(viii)  Payments made under the Cap Agreement on such date:     August 24, 2004
                                                             ----------------------
                (       $0.00         with respect to the Class A-1 Notes,
                  --------------------
                (       $0.00         with respect to the Class A-2 Notes,
                  --------------------
                (       $0.00         with respect to the Class M Notes,
                  --------------------

(ix)    Pool Balance at end of related Collection Period:      $465,177,081.62
                                                          ------------------------

(x)     After giving effect to distributions on this Distribution Date:
        (a)  (1)  Outstanding principal amount of Class A-1 Notes:               $0.00
                                                                         ----------------------
             (2)  Class A-1 Note Pool Factor:                     -
                                                     --------------------
        (b)  (1)  Outstanding principal amount of Class A-2 Notes:           $370,177,081.62
                                                                         ----------------------
             (2)  Class A-2 Note Pool Factor:               0.59228333
                                                     --------------------
        (c)  (1)  Outstanding principal amount of Class M Notes:             $ 30,000,000.00
                                                                         ----------------------
             (2)  Class M Note Pool Factor:                 1.00000000
                                                     --------------------
        (d)  (1)  Outstanding principal amount of Certificates:              $ 65,000,000.00
                                                                         ----------------------
             (2)  Certificate Pool Factor:                  1.00000000
                                                     --------------------

(xi)    Note Interest Rate for the Notes:
        (a)  In general
             (1)  Three-Month Libor was
                  1.2800000%     for the current period
                  ---------------
             (2)  The Student Loan Rate was:         Not Applicable      (1)
                                                     --------------------
        (b)  Note Interest Rate for the Class A-1 Notes:       1.5600000%     (Based on 3-Month LIBOR)
                                                             ---------------
        (c)  Note Interest Rate for the Class A-2 Notes:       1.7100000%     (Based on 3-Month LIBOR)
                                                             ---------------
        (d)  Note Interest Rate for the Class M Notes:         1.9800000%     (Based on 3-Month LIBOR)
                                                             ---------------

(xii)   (a)  Amount of Master Servicing Fee for  related Collection Period:        $591,669.10
                                                                                ----------------------
                   $ 0.000002113      , per $1,000 original principal amount of the Class A-1 Notes.
                  --------------------
                   $ 0.000000947      , per $1,000 original principal amount of the Class A-2 Notes.
                  --------------------
                   $ 0.000019722      , per $1,000 original principal amount of the Class M Notes.
                  --------------------

(xiii)       Amount of Administration Fee for related Collection Period:           $3,000.00
                                                                                ----------------------
                   $ 0.000000011      , per $1,000 original principal amount of the Class A-1 Notes.
                  --------------------
                   $ 0.000000005      , per $1,000 original principal amount of the Class A-2 Notes.
                  --------------------
                   $ 0.000000100      , per $1,000 original principal amount of the Class M Notes.
                  --------------------

(xiv)   (a)  Aggregate amount of Realized Losses (if any) for the related Collection Period:     $228,699.46
                                                                                              ------------------

        (b)  Delinquent Contracts                       # Disb.       %              $ Amount           %
                                                        -------       -              --------           -
             30-60 Days Delinquent                        941       2.03%           $ 9,779,925       2.37%
             61-90 Days Delinquent                        371       0.80%           $ 4,036,041       0.98%
             91-120 Days Delinquent                       238       0.51%           $ 2,357,970       0.57%
             More than 120 Days Delinquent                373       0.81%           $ 5,255,513       1.27%
             Claims Filed Awaiting Payment                186       0.40%           $ 1,383,231       0.34%
                                                       ------       ----            -----------       ----
                TOTAL                                   2,109       4.56%           $22,812,680       5.53%

    (1) This Calculation not required unless Three-Month LIBOR for such Interest Period is 100 basis points greater than Three-Month LIBOR of the preceding Determination Date.




                                Page 8 of 8 pages